09:10:57 AM                                             EXHIBIT 99. 7


                      MBNA MASTER CREDIT CARD TRUST 93-3

                           KEY PERFORMANCE FACTORS
                                       May, 1996



        Scheduled Maturity                                        3/15/99


        Coupon                                                      5.40%


        Excess Protection Level
          3 Month Average                                           6.94%
        May, 1996                                                   6.62%
        April, 1996                                                 6.15%
        March, 1996                                                 8.05%


        Cash Yield                                                 18.29%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   7.90%


        Over 35 Day Delinquency                                     4.20%


        Seller's Interest                                          23.34%


        Total Payment Rate                                         10.68%


        Total Principal Balance                         $9,435,602,210.51


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $2,202,268,877.16